                        SEMIANNUAL REPORT / APRIL 30 2001

                       AIM GLOBAL FINANCIAL SERVICES FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                   THE BANKER AND HIS WIFE BY QUENTIN METSYS

       THE WORLD'S EARLIEST BANKS CAME ABOUT WHEN PEOPLE PRESENTED THEIR

    FORTUNES FOR SAFEKEEPING TO THOSE THEY COULD TRUST, USUALLY GOLDSMITHS.

      THE GOLDSMITHS WOULD ISSUE A NOTE THAT OFFERED TO PAY THE BEARER THE

       VALUE OF THE COINS DEPOSITED. THESE NOTES WERE OFTEN EXCHANGED AND

       CIRCULATED, RATHER THAN CASHED IN, AND THE GOLDSMITHS PROFITED BY

     CHARGING INTEREST ON THE LOANS THEY GRANTED USING THE GOLD AND SILVER

                              IN THEIR POSSESSION.

                     -------------------------------------

AIM Global Financial Services Fund is for shareholders seeking long-term growth of capital by investing primarily in the equity securities of financial-services companies, including those engaged in banking, insurance, investment management, brokerage and diversified financial activities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Financial Services Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-sector mutual fund involves greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

AVERAGE ANNUAL TOTAL RETURNS

The fund's average annual total returns as of the close of the reporting period are shown in a table on the pages that follow. In addition, industry regulations require us to provide average annual returns as of 3/31/01, the most recent calendar quarter-end, which are shown below and include sales charges.

================================================================================
CLASS A SHARES
  Inception (5/31/94)               14.71%
  5 Years                           16.87
  1 Year                             1.21

CLASS B SHARES
  Inception (5/31/94)               14.96%
  5 Years                           17.22
  1 Year                             0.72

CLASS C SHARES
  Inception (3/1/99)                15.54%
  1 Year                             4.72

Past performance cannot guarantee comparable future results.
================================================================================

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                       AIM GLOBAL FINANCIAL SERVICES FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    The six months ended April 30, 2001, the period covered by
[PHOTO OF           this report, were among the most difficult we have seen in
ROBERT H.           equity markets in years. Major indexes, both foreign and
GRAHAM]             domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                        What's the lesson? Well, just as the dot-com disaster
                    taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                        During the long bull market, which ran from 1982 until
                    last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
    Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes ~of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
    Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
    Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                       AIM GLOBAL FINANCIAL SERVICES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

SAGGING MARKETS DAMPEN FINANCIAL STOCKS

HOW DID AIM GLOBAL FINANCIAL SERVICES FUND PERFORM DURING THE REPORTING PERIOD? Although financial stocks outperformed the broader market for the reporting period, slumping equity markets weighed on many financial companies and led to a pullback in performance. As a result, for the six months ended April 30, 2001, the fund posted total returns of -3.73% for Class A shares and -3.96% for Class B and Class C shares. (These returns are at net asset value, which does not include sales charges.)

GROWTH OF NET ASSETS

10/31/00-4/30/01, in millions

                                     [CHART]

================================================================================
10/31/00                  $209

4/30/01                   $296

================================================================================


AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/01, including sales charges

================================================================================
CLASS A SHARES
  Inception (5/31/94)               15.57%
  5 years                           17.82
  1 year                            12.06*
  *17.62% excluding sales charges

CLASS B SHARES
  Inception (5/31/94)               15.82%
  5 years                           18.20
  1 year                            12.03*
  *17.03% excluding CDSC

CLASS C SHARES
  Inception (3/1/99)                18.31%
  1 Year                            16.03*
  *17.03% excluding CDSC

Past performance cannot guarantee comparable future results.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
================================================================================

                     -------------------------------------

                   ...SLUMPING EQUITY MARKETS WEIGHED ON MANY

                           FINANCIAL COMPANIES AND LED

                           TO A PULLBACK IN PERFORMANCE.

                      -------------------------------------

    However, a series of interest-rate cuts by the Federal Reserve Board (the
Fed) helped spark a market upturn in April. Led by renewed optimism in equity markets and future earnings growth, the fund showed improved performance for the month, with returns of 6.53% for Class A shares and 6.50% for Class B and Class C shares, excluding sales charges. Since our last report, net assets in the fund have grown from nearly $209 million to about $296 million.

WHAT WAS THE GENERAL MARKET ENVIRONMENT LIKE OVER THE PAST SIX MONTHS?
When the reporting period began, stocks as a whole were already struggling because of concerns about earnings. Even the resolution of the presidential election controversy failed to produce a sustained stock-market rally.
    Market performance improved somewhat with the first in a series of Fed interest-rate cuts in January. Investors rushed to buy stocks (such as technology) that had fallen drastically in price during the severe market sell-off late in 2000.
    Nonetheless, investor concerns about corporate profitability again became paramount in February and March, once more sending market indexes tumbling, as a string of high-profile companies issued earnings warnings. Technology stocks, which had led the market upward, now led it downward. Eventually, the sell-off affected nearly every market sector.
    After disappointing investors with a less-than-hoped-for rate cut in March, the Fed unexpectedly cut interest rates again in April, sparking a market upturn. Even so, investors remained concerned about the economy and corporate earnings prospects, and the market rally was tentative.

WHAT WAS THE ENVIRONMENT LIKE FOR FINANCIAL STOCKS?
After finishing 2000 strongly, the financial sector early in 2001 fell victim to the earnings uncertainty that plagued the broader market. Financial stocks experienced (and continue to experience) marked volatility because of unsure markets, the unfavorable earnings environment and the slowing U.S. economy.
    Much of the sector's weakness thus far in 2001 can be attributed to the widespread downturn in financial markets that has driven investors away and diminished many companies' asset bases. As companies in every market sector have seen their profits and earnings squeezed, the demand for cash and credit has shrunk. Credit-quality concerns have also weighed on financial stocks in the wake of the country's economic slowdown.
    But the Fed's aggressive easing campaign stands to benefit the financial sector as borrowing becomes cheaper for both companies and consumers. Interest-rate reductions usually lead to a spate of mortgage and other loan refinancings, which is good news for lenders. And the recent market bounce may well help those companies that rely on investment-related businesses as their profit base. Already financials have seen better performance, as evidenced by the fund's April improvement.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?
The fund focused on financials with the strongest sustainable earnings growth. Larger banks continued to post some of the best performance in the financial sector, and we maintained a substantial weighting there. Our

          See important fund and index disclosures inside front cover.

                       AIM GLOBAL FINANCIAL SERVICES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets

=============================================================================================
TOP 10 EQUITY HOLDINGS                                      TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------
  1. Citigroup Inc.                      3.78%      1. Banks (Major Regional)        19.19%

  2. Bank of New York Co., Inc. (The)    3.22       2. Financial (Diversified)       17.34

  3. J.P. Morgan Chase & Co.             3.17       3. Investment Banking/Brokerage  12.18

  4. American International Group, Inc.  2.72       4. Insurance (Property-Casualty)  5.34

  5. Wells Fargo & Co.                   2.55       5. Investment Management          5.07

  6. Lehman Brothers Holdings Inc.       2.44       6. Insurance (Multi-Line)         4.93

  7. Merrill Lynch & Co., Inc.           2.38       7. Consumer Finance               4.79

  8. Radian Group Inc.                   2.36       8. Insurance (Life/Health)        4.70

  9. Marsh & McLennan Cos., Inc.         2.33       9. Insurance Brokers              3.88

 10. Goldman Sachs Group, Inc. (The)     2.25      10. Banks (Regional)               2.89


The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

=============================================================================================

                     -------------------------------------

                         THE FUND FOCUSED ON FINANCIALS

                         WITH THE STRONGEST SUSTAINABLE

                                EARNINGS GROWTH.

                     -------------------------------------

insurance weighting has increased since our last report as select companies in the group posted good numbers. We also still believe in the fundamentals of the investment bankers and brokers in which the fund invests, despite the group's recent rough patch.
    The fund maintained its heavy concentration in U.S. companies, with foreign exposure primarily in Europe. Foreign financial companies have largely underperformed those in the United States, but we incrementally added to our foreign holdings with companies that we think are undervalued.

WHAT WERE SOME COMPANIES YOU FAVORED?
On the insurance side, Radian Group is new to our list of top holdings. The company provides private mortgage insurance coverage to protect lenders from defaults, and its customers include mortgage and commercial banks and savings institutions.
    The fourth-largest bank in the United States, Wells Fargo offers consumer and business banking services, in addition to being one of the country's largest mortgage bankers. The bank has taken the lead in many areas of online banking, lending more than $1 billion online so far this year.
    Venerable Goldman Sachs is probably best known recently for its underwriting of initial public offerings. The firm is also a leader in global investment banking and mergers and acquisitions, with more than 40 offices worldwide.

WHAT WERE CONDITIONS LIKE AS THE REPORTING PERIOD CLOSED?
Even after April's stock-market rally, investors continued to be cautious as unemployment crept higher and consumer confidence edged lower. Although investors and analysts both agreed that markets would continue to be choppy, there was renewed optimism that the worst of the slump may be over.
    While inflation remains low, the Fed is ever diligent in watching to see if more stimulus will be needed to jump-start the sagging U.S. economy. Fed rate cuts have historically had a positive impact on markets, though the effects often do not appear for months as the cuts trickle down through the economy.
    While we believe that the long-term fundamentals for financial stocks are quite positive, we do expect short-term volatility in the sector to continue as credit-quality deterioration remains a concern, at both the consumer and the corporate level.

--------------------------------------------------------------------------------
READ THIS REPORT ONLINE!
A new service--electronic delivery of fund reports and prospectuses--is available. You can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                       AIM GLOBAL FINANCIAL SERVICES FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                   [LOCK IMAGE]



  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

                       AIM GLOBAL FINANCIAL SERVICES FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

A PROSPEROUS RETIREMENT: IT'S UP TO YOU, AND IT CAN BE DONE

                                   [ARTWORK]

Many experts predict that Social Security could go broke sometime between 2020 and 2030 as the number of retirees outpaces the ability of the workforce to pay for their benefits through taxes. Lawmakers are sharply divided on ways to remedy this impending problem.
    Meanwhile, the Social Security Administration is sending Americans a wake-up call. The agency now mails annual contributions and benefit statements to all workers covered by Social Security. You should receive your statement three months before your birthday.
    The most important information in the statement is an estimate of the monthly retirement benefit you will receive at age 62, at full retirement and at age 70. Many people may be shocked to learn how small that amount will be.

RETIREMENT IS EXPENSIVE
Social Security and pensions account for only 43% of the retirement income needed by affluent retirees, according to the Social Security Administration and the U.S. Bureau of Labor Statistics. The other 57% may need to come from personal savings. Financial experts estimate that most people will need about 75% of their current annual income to maintain their lifestyle in retirement.
    If you're depending on Social Security alone, you may have to scale back your lifestyle considerably upon retirement.

WILL YOU HAVE ENOUGH FOR RETIREMENT?

Social Security and pensions account for 43% of the retirement income needed by affluent retirees. The rest must come from personal savings.

                                     [CHART]

================================================================================

Social Security and Pensions     43%

Personal Savings                 57%

Source: Social Security Administration and U.S. Bureau of Labor Statistics
================================================================================

WOULD YOU RATHER BE A MILLIONAIRE?
Of course you would. What to do? You could try to become a guest on the hit television quiz show. A more practical way is to save and invest now for a comfortable retirement later. But remember: when planning for retirement, time can be your best friend--or your worst enemy. Time can affect your retirement plans in three ways.
o The longer you wait to begin saving for retirement, the more you'll have to save to accumulate the nest egg you'll need, as the table nearby shows.
o Even modest inflation means that each dollar you save today will be less valuable 20 or 30 or 40 years from now. Over a 25-year period, a 2% annual rate of inflation reduces the value (the "buying power") of $1,000 to just $610.
o As Americans live longer, they need their retirement savings to last longer. More and more Americans each year outlive their savings.
Let's estimate you'll need $1 million to live comfortably in retirement. How much will you need to save each month to reach your goal--if you start early, or if you wait to begin saving?

STARTING EARLY MAKES IT EASIER TO SAVE FOR RETIREMENT

================================================================================
                     YEARS TO                                MONTHLY SAVINGS
CURRENT              SAVE UNTIL         RETIREMENT           NEEDED TO
AGE                  RETIREMENT         SAVINGS GOAL         REACH GOAL
--------------------------------------------------------------------------------
25                   40                 $1,000,000           $   85
35                   30                 $1,000,000           $  284
45                   20                 $1,000,000           $1,001
55                   10                 $1,000,000           $4,305

All figures assume a 12% annual return on investments. This hypothetical example is for illustrative purposes only and is not intended to represent the performance of any particular fund, IRA or investor. Your actual return isn't likely to be consistent from year to year and there is no guarantee that a specific rate of return will be achieved.
================================================================================

THE LESSON? START SAVING EARLY
Procrastination can be expensive. The longer you wait to begin your retirement saving plan, the more you'll have to save

                       AIM GLOBAL FINANCIAL SERVICES FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

each month to build an adequate retirement nest egg. The person who starts saving at 25 may be able to accumulate $1 million by saving just $85 a month. Someone who waits to age 35 before beginning to save for retirement will have to contribute more than three times as much each month to make up for lost time!

START WITH A PRACTICAL INVESTMENT PLAN
A comfortable retirement is within your reach. But you'll need a practical investment plan to get there. So consider the four steps described here and talk them over with your financial advisor. He or she can help you devise a plan and choose investments suited to your unique circumstances.

1. IF YOU HAVE A 401(k) PLAN, CONTRIBUTE TO IT--AND MAKE THE MOST OF EMPLOYER MATCHING. If your employer matches 401(k) contributions, contribute at least enough to maximize the company's contribution. If the company match is 5% of your salary, contribute at least 5% of your pay yourself. From your standpoint, the employer contribution is "free" money.

2. CONTRIBUTE TO AN IRA TOO. Even if you can't deduct an IRA contribution, you can enjoy an IRA's tax-deferred compounding. And don't forget the added advantage of the spousal IRA.

3. DIVERSIFY! Asset diversification helps manage risk because different types of assets behave differently. If you put your retirement assets into mutual funds, consider buying more than one type of fund.

4. IF YOU HAVE TIME, INVEST AGGRESSIVELY. Historically, small-company stocks have provided the highest returns. They can be volatile in the short term, but if you can be patient, consider including aggressive small-company growth funds in your portfolio.

DOLLAR-COST AVERAGING TYPICALLY LOWERS THE COST OF INVESTING
One simple way to save for retirement is to use an installment plan. With a strategy called dollar-cost averaging, you can commit a fixed amount of money to an investment at regular intervals. There are several advantages to this plan:

o Regular investing of equal amounts helps you make the most of market highs and lows. You automatically buy more shares when prices are low and fewer when prices are high.
o Your average cost per share is less than your average price per share. The only time this would not occur is if the share price remained constant.
o This strategy is especially appropriate for long-term investments, such as retirement plans, because the longer you maintain a regular investment program, the more likely you will be to buy shares at a wide variety of prices.
o By systematically investing, you will be less tempted to make decisions on the basis of short-term events and your emotions. Your fortunes as an investor won't depend on your ability to make the right call about future trends. Of course, no investment strategy--not even dollar-cost averaging--is guaranteed to result in profits or protect against losses in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, you should consider your ability to continue purchases through periods of low price levels.

WHAT SHOULD YOU DO?
Visit your financial advisor. He or she can help you determine how much money you'll actually need in retirement and how to earn that money through careful investments.

DOLLAR-COST AVERAGING LOWERS COST OF INVESTING

================================================================================
                     AMOUNT                    SHARE                SHARES
MONTH                INVESTED                  PRICE                PURCHASED
--------------------------------------------------------------------------------
January               $  200                    $ 24                  8.333
February              $  200                    $ 20                 10.000
March                 $  200                    $ 14                 14.286
April                 $  200                    $ 18                 11.111
May                   $  200                    $ 22                  9.091
June                  $  200                    $ 24                  8.333
Six-month total       $1,200                    $122                 61.154

Average price per share: $122 divided by 6 equals $20.33;
Average cost to you per share: $1,200 divided by 61.154 equals $19.62
================================================================================

                       AIM GLOBAL FINANCIAL SERVICES FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                     MARKET
                                       SHARES        VALUE
DOMESTIC STOCKS & OTHER EQUITY
  INTERESTS-72.16%

BANKS (MAJOR REGIONAL)-11.50%

Bank of New York Co., Inc. (The)        190,000   $  9,538,000
--------------------------------------------------------------
Fifth Third Bancorp                      27,000      1,451,520
--------------------------------------------------------------
FleetBoston Financial Corp.             145,800      5,594,346
--------------------------------------------------------------
Mellon Financial Corp.                   92,600      3,790,118
--------------------------------------------------------------
PNC Financial Services Group             94,000      6,116,580
--------------------------------------------------------------
Wells Fargo Co.                         160,500      7,538,685
==============================================================
                                                    34,029,249
==============================================================

BANKS (MONEY CENTER)-0.44%

Bank of America Corp.                    23,000      1,288,000
==============================================================

BANKS (REGIONAL)-1.62%

Silicon Valley Bancshares(a)             76,000      1,904,560
--------------------------------------------------------------
Zions Bancorp                            54,500      2,904,305
==============================================================
                                                     4,808,865
==============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-1.77%

Henry (Jack) & Associates, Inc.         186,200      5,248,978
==============================================================

CONSUMER FINANCE-4.79%

Capital One Financial Corp.              92,000      5,783,120
--------------------------------------------------------------
MBNA Corp.                               96,000      3,422,400
--------------------------------------------------------------
Providian Financial Corp.                93,200      4,967,560
==============================================================
                                                    14,173,080
==============================================================

ELECTRICAL EQUIPMENT-1.94%

General Electric Co.                    118,000      5,726,540
==============================================================

FINANCIAL (DIVERSIFIED)-16.73%

American Express Co.                    109,500      4,647,180
--------------------------------------------------------------
Citigroup Inc.                          227,501     11,181,674
--------------------------------------------------------------
Fannie Mae                               53,500      4,293,910
--------------------------------------------------------------
Freddie Mac                              70,000      4,606,000
--------------------------------------------------------------
J.P. Morgan Chase & Co.                 195,600      9,384,888
--------------------------------------------------------------
PMI Group, Inc. (The)                    84,500      5,433,350
--------------------------------------------------------------
SEI Investments Co.                     11,6000      4,652,760
--------------------------------------------------------------
State Street Corp.                       51,000      5,292,780
==============================================================
                                                    49,492,542
==============================================================

INSURANCE (LIFE/HEALTH)-3.53%

AFLAC, Inc.                             209,000      6,646,200
--------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                           93,000      3,809,280
==============================================================
                                                    10,455,480
==============================================================

                                                     MARKET
                                       SHARES        VALUE
INSURANCE (MULTI-LINE)-4.16%

American International Group, Inc.       98,450   $  8,053,210
--------------------------------------------------------------
Hartford Financial Services Group,
  Inc. (The)                             68,600      4,260,060
==============================================================
                                                    12,313,270
==============================================================

INSURANCE (PROPERTY-CASUALTY)-2.36%

Radian Group Inc.                        90,000      6,975,000
==============================================================

INSURANCE BROKERS-2.33%

Marsh & McLennan Cos., Inc.              71,600      6,905,104
==============================================================

INVESTMENT BANKING/BROKERAGE-11.92%

Goldman Sachs Group, Inc. (The)          73,100      6,659,410
--------------------------------------------------------------
Legg Mason, Inc.                        100,000      4,787,000
--------------------------------------------------------------
Lehman Brothers Holdings Inc.            99,200      7,216,800
--------------------------------------------------------------
Merrill Lynch & Co., Inc.               114,300      7,052,310
--------------------------------------------------------------
Morgan Stanley Dean Witter & Co.         68,700      4,313,673
--------------------------------------------------------------
Waddell & Reed Financial,
  Inc.-Class A                          172,000      5,232,240
==============================================================
                                                    35,261,433
==============================================================

INVESTMENT MANAGEMENT-4.38%

Affiliated Managers Group, Inc.(a)       88,700      4,986,714
--------------------------------------------------------------
Alliance Capital Management Holding
  L.P.                                   49,000      2,258,900
--------------------------------------------------------------
Investors Financial Services Corp.       38,000      2,718,520
--------------------------------------------------------------
Stilwell Financial, Inc.                101,700      2,997,099
==============================================================
                                                    12,961,233
==============================================================

SAVINGS & LOAN COMPANIES-1.13%

Golden West Financial Corp.              57,000      3,345,900
==============================================================

SERVICES (COMPUTER SYSTEMS)-1.40%

SunGard Data Systems Inc.(a)             75,000      4,145,250
==============================================================

SERVICES (DATA PROCESSING)-2.16%

Concord EFS, Inc.(a)                    123,000      5,725,650
--------------------------------------------------------------
First Data Corp.                          9,800        660,912
==============================================================
                                                     6,386,562
==============================================================
    Total Domestic Stocks & Other
      Equity Interests (Cost
      $182,777,798)                                213,516,486
==============================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-19.50%

AUSTRALIA-0.96%

AMP Ltd. (Insurance-Life/Health)        277,300      2,828,737
==============================================================

BERMUDA-2.99%

ACE Ltd.
  (Insurance-Property-Casualty)          71,000      2,534,700
--------------------------------------------------------------
Everest Re Group, Ltd.
  (Insurance-Property-Casualty)          98,700      6,301,995
==============================================================
                                                     8,836,695
==============================================================

                                                     MARKET
                                       SHARES        VALUE
CANADA-1.58%

AGF Management Ltd.-Class B
  (Investment Management)               101,000   $  1,611,160
--------------------------------------------------------------
Royal Bank of Canada (Banks-Major
  Regional)                             109,300      3,056,571
==============================================================
                                                     4,667,731
==============================================================

FRANCE-3.38%

Assurances Generales de France
  (Insurance-Multi-Line)                 38,200      2,272,779
--------------------------------------------------------------
BNP Paribas S.A. (Banks-Major
  Regional)                              53,700      4,774,600
--------------------------------------------------------------
Societe Generale-Class A
  (Banks-Major Regional)                 45,900      2,961,025
==============================================================
                                                    10,008,404
==============================================================

GERMANY-0.94%

MLP A.G.-Pfd. (Services-Commercial
  & Consumer)                            21,400      2,373,661
--------------------------------------------------------------
Tecis Holding A.G. (Investment
  Management)                            14,100        416,638
==============================================================
                                                     2,790,299
==============================================================

HONG KONG-1.26%

Dah Sing Financial Group
  (Banks-Regional)                      686,000      3,738,300
==============================================================

IRELAND-1.46%

Bank of Ireland (Banks-Major
  Regional)                             447,100      4,320,435
==============================================================

ITALY-1.54%

Alleanza Assicurazioni (Insurance
  Brokers)                              125,200      1,585,343
--------------------------------------------------------------
Riunione Adriatica di Sicurta S.p.A
  (Insurance Brokers)                   225,800      2,975,400
==============================================================
                                                     4,560,743
==============================================================

JAPAN-0.26%

Nomura Securities Co., Ltd.
  (Investment Banking/Brokerage)         37,000        781,595
==============================================================

MEXICO-0.61%

Grupo Financiero Banamex Accival,
  S.A. de C.V.-Class O
  (Financial-Diversified)               966,000      1,799,514
==============================================================

NETHERLANDS-0.21%

Aegon N.V.-ADR
  (Insurance-Life/Health)                18,526        628,587
==============================================================

                                                     MARKET
                                       SHARES        VALUE

SINGAPORE-0.56%

DBS Group Holdings Ltd.
  (Banks-Money Center)                  188,040   $  1,641,865
==============================================================

SPAIN-0.76%

Banco Popular Espanol S.A.
  (Banks-Major Regional)                 63,200      2,256,680
==============================================================

SWITZERLAND-0.27%

Julius Baer Holding Ltd. A.G.-Class
  B (Banks-Major Regional)                  185        801,821
==============================================================

UNITED KINGDOM-2.72%

Amdocs Ltd.
  (Telecommunications-Cellular/
  Wireless)(a)                           59,000      3,475,100
--------------------------------------------------------------
Royal Bank of Scotland Group PLC
  (Banks-Major Regional)                197,400      4,572,383
==============================================================
                                                     8,047,483
==============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $56,279,093)                                  57,708,889
==============================================================
                                     PRINCIPAL
                                       AMOUNT
U.S. TREASURY SECURITIES-0.17%

U.S. TREASURY BILLS-0.17%

4.37%, 06/21/01 (Cost $497,124)(b)   $  500,000        497,555
==============================================================
                                       SHARES
MONEY MARKET FUNDS-7.70%

STIC Liquid Assets Portfolio(c)      11,390,256     11,390,256
--------------------------------------------------------------
STIC Prime Portfolio(c)              11,390,256     11,390,256
==============================================================
    Total Money Market Funds (Cost
      $22,780,512)                                  22,780,512
==============================================================
TOTAL INVESTMENTS-99.53% (Cost
  $262,334,527)                                    294,503,442
==============================================================
OTHER ASSETS LESS LIABILITIES-0.47%                  1,391,000
==============================================================
NET ASSETS-100.00%                                $295,894,442
______________________________________________________________
==============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
 8

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $262,334,527)*                                $294,503,442
------------------------------------------------------------
Foreign currencies, at value (cost $107,899)         108,302
------------------------------------------------------------
Receivables for:
  Fund shares sold                                 2,324,466
------------------------------------------------------------
  Dividends                                          322,059
------------------------------------------------------------
Collateral for securities loaned                  17,134,600
------------------------------------------------------------
Other assets                                          33,724
============================================================
    Total assets                                 314,426,593
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              407,700
------------------------------------------------------------
  Fund shares reacquired                             646,795
------------------------------------------------------------
  Collateral upon return of securities loaned     17,134,600
------------------------------------------------------------
Accrued administrative services fees                   4,041
------------------------------------------------------------
Accrued distribution fees                            205,218
------------------------------------------------------------
Accrued trustees' fees                                 1,150
------------------------------------------------------------
Accrued transfer agent fees                           82,150
------------------------------------------------------------
Accrued operating expenses                            50,497
============================================================
    Total liabilities                             18,532,151
============================================================
Net assets applicable to shares outstanding     $295,894,442
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $136,466,732
____________________________________________________________
============================================================
Class B                                         $124,842,211
____________________________________________________________
============================================================
Class C                                         $ 34,585,499
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            5,764,485
____________________________________________________________
============================================================
Class B                                            5,444,313
____________________________________________________________
============================================================
Class C                                            1,508,545
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      23.67
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $23.67 divided by
      95.25%)                                   $      24.85
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      22.93
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      22.93
____________________________________________________________
============================================================

  * At April 30, 2001, securities with an aggregate market value of $16,574,917 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $29,752)                                        $  1,361,476
--------------------------------------------------------------
Dividends from affiliated money market funds           583,760
--------------------------------------------------------------
Interest                                                 9,649
--------------------------------------------------------------
Security lending income                                  2,752
==============================================================
    Total investment income                          1,957,637
==============================================================

EXPENSES:

Advisory fees                                        1,224,411
--------------------------------------------------------------
Administrative services fees                            24,726
--------------------------------------------------------------
Custodian fees                                          33,823
--------------------------------------------------------------
Distribution fees -- Class A                           293,136
--------------------------------------------------------------
Distribution fees -- Class B                           532,413
--------------------------------------------------------------
Distribution fees -- Class C                           140,236
--------------------------------------------------------------
Transfer agent fees                                    297,753
--------------------------------------------------------------
Trustees' fees                                           8,093
--------------------------------------------------------------
Other                                                   25,842
==============================================================
    Total expenses                                   2,580,433
==============================================================
Less: Expenses paid indirectly                          (2,817)
--------------------------------------------------------------
    Net expenses                                     2,577,616
==============================================================
Net investment income (loss)                          (619,979)
==============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                              6,826,506
--------------------------------------------------------------
  Foreign currencies                                  (196,455)
--------------------------------------------------------------
  Futures contracts                                     70,775
--------------------------------------------------------------
  Option contracts written                             175,465
==============================================================
                                                     6,876,291
==============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (17,469,600)
--------------------------------------------------------------
  Foreign currencies                                     7,085
==============================================================
                                                   (17,462,515)
==============================================================
Net gain (loss) from investment securities,
  foreign currencies, futures contracts and
  option contracts                                 (10,586,224)
==============================================================
Net increase (decrease) in net assets
  resulting from operations                       $(11,206,203)
______________________________________________________________
==============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 and the year ended October 31, 2000 (Unaudited)

                                                                 APRIL 30,         OCTOBER 31,
                                                                    2001               2000
                                                                ------------       ------------
OPERATIONS:

  Net investment income (loss)                                  $   (619,979)      $   (737,694)
-----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures contracts and option contracts             6,876,291          3,527,810
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 (17,462,515)        31,438,082
===============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                 (11,206,203)        34,228,198
===============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                 --           (343,444)
-----------------------------------------------------------------------------------------------
  Class B                                                                 --           (299,755)
-----------------------------------------------------------------------------------------------
  Class C                                                                 --            (16,237)
-----------------------------------------------------------------------------------------------
  Advisor Class*                                                          --            (29,048)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                         (1,093,601)        (5,350,283)
-----------------------------------------------------------------------------------------------
  Class B                                                         (1,042,910)        (8,341,879)
-----------------------------------------------------------------------------------------------
  Class C                                                           (251,528)          (287,630)
-----------------------------------------------------------------------------------------------
  Advisor Class*                                                          --           (226,554)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         47,589,368         54,920,598
-----------------------------------------------------------------------------------------------
  Class B                                                         38,032,693         34,809,580
-----------------------------------------------------------------------------------------------
  Class C                                                         15,186,422         18,134,821
-----------------------------------------------------------------------------------------------
  Advisor Class*                                                          --           (431,451)
===============================================================================================
    Net increase in net assets                                    87,214,241        126,766,916
===============================================================================================

NET ASSETS:

  Beginning of period                                            208,680,201         81,913,285
===============================================================================================
  End of period                                                 $295,894,442       $208,680,201
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $257,702,382       $156,893,899
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (602,277)            17,702
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures contracts and
    option contracts                                               6,629,581          2,141,329
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                            32,164,756         49,627,271
===============================================================================================
                                                                $295,894,442       $208,680,201
_______________________________________________________________________________________________
===============================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.
 10

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Financial Services Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000 the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $24,726 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $151,548 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $293,136, $532,413 and $140,236, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $123,082 from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $11,102 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,817 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $2,817.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At April 30, 2001, securities with an aggregate value of $16,574,917 were on loan to brokers. The loans were secured by cash collateral of $17,134,600 received by the Fund and invested in affiliated money market funds as follows:
$8,567,300 in STIC Liquid Assets Portfolio and $8,567,300 in STIC Prime Portfolio. For the six months ended April 30, 2001, the Fund received fees of $2,752 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $152,589,149 and $66,581,549, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2001 is as follows:


Aggregate unrealized appreciation of
  investment securities                        $36,911,919
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (4,804,570)
==========================================================
Net unrealized appreciation of investment
  securities                                   $32,107,349
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $262,396,093.


NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2001 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                     ---------------------
                                     NUMBER OF   PREMIUMS
                                     CONTRACTS   RECEIVED
                                     ---------   ---------
Beginning of period                      --      $      --
----------------------------------------------------------
Written                                 823        246,130
----------------------------------------------------------
Closed                                 (185)       (61,880)
----------------------------------------------------------
Exercised                              (238)       (50,454)
----------------------------------------------------------
Expired                                (400)      (133,796)
----------------------------------------------------------
End of period                            --      $      --
__________________________________________________________
==========================================================

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 were as follows:

                                                                    APRIL 30, 2001               OCTOBER 31, 2000
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
                                                              ----------    ------------    -----------    ------------
Sold:
  Class A                                                      3,364,454    $ 80,763,571     3,708,161     $ 84,155,054
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,173,311      50,390,428     2,343,916       50,065,435
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        832,728      19,428,149       910,841       19,615,087
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --        70,059        1,508,705
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         43,536       1,037,038       273,338        5,297,291
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                         42,176         974,681       424,196        8,021,011
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                         10,376         239,794        11,109          210,474
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --        12,981          253,124
=======================================================================================================================
Conversion of Advisor Class shares to Class A shares**:
  Class A                                                             --              --       105,329        2,017,059
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --      (104,619)      (2,017,059)
=======================================================================================================================
Reacquired:
  Class A                                                     (1,482,364)    (34,211,241)   (1,582,015)     (36,548,806)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (597,034)    (13,332,416)   (1,131,468)     (23,276,866)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (202,288)     (4,481,521)      (80,911)      (1,690,740)
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --        (8,213)        (176,221)
=======================================================================================================================
                                                               4,184,895    $100,808,483     4,952,704     $107,433,548
_______________________________________________________________________________________________________________________
=======================================================================================================================

  * Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
  ** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED                              YEAR ENDED OCTOBER 31,
                                                 APRIL 30,        ---------------------------------------------------------------
                                                    2001          2000(a)       1999(a)       1998(a)       1997(a)       1996(a)
                                                 ----------       -------       -------       -------       -------       -------
Net asset value, beginning of period              $  24.85        $ 23.23       $ 17.05       $ 17.22       $ 14.20       $11.92
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       (0.02)         (0.07)        (0.02)         0.07          0.04         0.05
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         (0.90)          5.87          6.25          0.37          3.97         2.36
=================================================================================================================================
    Total from investment operations                 (0.92)          5.80          6.23          0.44          4.01         2.41
=================================================================================================================================
Less distributions:
  Dividends from net investment income                  --          (0.25)        (0.02)        (0.01)           --        (0.12)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              (0.26)         (3.93)        (0.03)        (0.60)        (0.99)       (0.01)
=================================================================================================================================
    Total distributions                              (0.26)         (4.18)        (0.05)        (0.61)        (0.99)       (0.13)
=================================================================================================================================
Net asset value, end of period                    $  23.67        $ 24.85       $ 23.23       $ 17.05       $ 17.22       $14.20
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                      (3.73)%        30.06%        36.62%         2.53%        29.91%       20.21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $136,467        $95,393       $30,987       $28,433       $29,639       $7,302
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                    1.78%(c)       2.00%         1.99%         1.97%         2.29%        2.32%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                 1.78%(c)       2.00%         2.12%         1.99%         2.36%        3.39%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                 (0.23)%(c)     (0.33)%       (0.08)%        0.37%         0.23%        0.41%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 28%            41%          107%          111%           91%         103%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $118,226,096.

                                                                                     CLASS B
                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED                              YEAR ENDED OCTOBER 31,
                                                 APRIL 30,        ---------------------------------------------------------------
                                                    2001          2000(a)       1999(a)       1998(a)       1997(a)       1996(a)
                                                 ----------       -------       -------       -------       -------       -------
Net asset value, beginning of period              $  24.14        $ 22.67       $ 16.71       $ 16.97       $ 14.06       $11.83
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       (0.07)         (0.18)        (0.12)        (0.02)        (0.04)       (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         (0.88)          5.72          6.11          0.37          3.94         2.34
=================================================================================================================================
    Total from investment operations                 (0.95)          5.54          5.99          0.35          3.90         2.33
=================================================================================================================================
Less distributions:
  Dividends from net investment income                  --          (0.14)           --         (0.01)           --        (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              (0.26)         (3.93)        (0.03)        (0.60)        (0.99)       (0.01)
=================================================================================================================================
    Total distributions                              (0.26)         (4.07)        (0.03)        (0.61)        (0.99)       (0.10)
=================================================================================================================================
Net asset value, end of period                    $  22.93        $ 24.14       $ 22.67       $ 16.71       $ 16.97       $14.06
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                      (3.96)%        29.40%        35.91%         2.08%        29.13%       19.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $124,842        $92,343       $49,619       $48,785       $47,585       $9,886
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                    2.28%(c)       2.50%         2.49%         2.47%         2.79%        2.82%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                 2.28%(c)       2.50%         2.62%         2.49%         2.86%        3.89%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                 (0.73)%(c)     (0.83)%       (0.58)%       (0.13)%       (0.27)%      (0.09)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 28%            41%          107%          111%           91%         103%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $107,365,009.

                                                                                     CLASS C
                                                                -------------------------------------------------
                                                                                                   MARCH 1, 1999
                                                                SIX MONTHS                          (DATE SALES
                                                                  ENDED          YEAR ENDED          COMMENCED)
                                                                APRIL 30,        OCTOBER 31,       TO OCTOBER 31,
                                                                   2001            2000(a)            1999(a)
                                                                ----------       -----------       --------------
Net asset value, beginning of period                             $  24.14          $ 22.67            $ 19.58
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.07)           (0.18)             (0.08)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (0.88)            5.72               3.17
=================================================================================================================
    Total from investment operations                                (0.95)            5.54               3.09
=================================================================================================================
Less distributions:
  Dividends from net investment income                                 --            (0.14)                --
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             (0.26)           (3.93)                --
=================================================================================================================
    Total distributions                                             (0.26)           (4.07)                --
=================================================================================================================
Net asset value, end of period                                   $  22.93          $ 24.14            $ 22.67
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                                     (3.96)%          29.40%             15.78%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $ 34,585          $20,944            $   605
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   2.28%(c)         2.50%              2.49%(d)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                2.28%(c)         2.50%              2.62%(d)
=================================================================================================================
Ratio of net investment income (loss) to average net assets         (0.73)%(c)       (0.83)%            (0.58)%(d)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                                28%              41%               107%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $28,279,623.
(d)  Annualized.

BOARD OF TRUSTEES                          OFFICERS                           OFFICE OF THE FUND

C. Derek Anderson                          Robert H. Graham                   11 Greenway Plaza
Senior Managing Partner,                   Chairman and President             Suite 100
Plantagenet Capital                                                           Houston, TX 77046
Management, LLC (an investment             Dana R. Sutton
partnership); Chief Executive Officer,     Vice President and Treasurer       INVESTMENT MANAGER
Plantagenet Holdings, Ltd.
(an investment banking firm)               Melville B. Cox                    A I M Advisors, Inc.
                                           Vice President                     11 Greenway Plaza
Frank S. Bayley                                                               Suite 100
Partner, law firm of                       Gary T. Crum                       Houston, TX 77046
Baker & McKenzie                           Vice President
                                                                              TRANSFER AGENT
Robert H. Graham                           Carol F. Relihan
President and Chief Executive Officer,     Vice President and Secretary       A I M Fund Services, Inc.
A I M Management Group Inc.                                                   P.O. Box 4739
                                           Mary J. Benson                     Houston, TX 77210-4739
Ruth H. Quigley                            Assistant Vice President and
Private Investor                           Assistant Treasurer                CUSTODIAN

                                           Sheri Steward Morris               State Street Bank and Trust Company
                                           Assistant Vice President and       225 Franklin Street
                                           Assistant Treasurer                Boston, MA 02110

                                           Juan E. Cabrera, Jr.               COUNSEL TO THE FUND
                                           Assistant Secretary
                                                                              Kirkpatrick & Lockhart LLP
                                           Jim A. Coppedge                    1800 Massachusetts Avenue, N.W.
                                           Assistant Secretary                Washington, D.C. 20036-1800

                                           Renee A. Friedli                   COUNSEL TO THE TRUSTEES
                                           Assistant Secretary
                                                                              Paul, Hastings, Janofsky & Walker LLP
                                           P. Michelle Grace                  Twenty Third Floor
                                           Assistant Secretary                555 South Flower Street
                                                                              Los Angeles, CA 90071
                                           John H. Lively
                                           Assistant Secretary                DISTRIBUTOR

                                           Nancy L. Martin                    A I M Distributors, Inc.
                                           Assistant Secretary                11 Greenway Plaza
                                                                              Suite 100
                                           Ofelia M. Mayo                     Houston, TX 77046
                                           Assistant Secretary

                                           Lisa Moss
                                           Assistant Secretary

                                           Kathleen J. Pflueger
                                           Assistant Secretary

                                           Stephen R. Rimes
                                           Assistant Secretary

                                           Timothy D. Yang
                                           Assistant Secretary

THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS


   DOMESTIC EQUITY FUNDS                       INTERNATIONAL/GLOBAL EQUITY FUNDS     A I M Management Group Inc. has provided
                                                                                     leadership in the mutual fund industry since
      MORE AGGRESSIVE                                   MORE AGGRESSIVE              1976 and managed approximately $154 billion
                                                                                     in assets for nine million shareholders,
AIM Small Cap Opportunities(1)                   AIM Latin American Growth           including individual investors, corporate
AIM Mid Cap Opportunities(1)                     AIM Developing Markets              clients and financial institutions, as of
AIM Large Cap Opportunities(2)                   AIM European Small Company          March 31, 2001.
AIM Emerging Growth                              AIM Asian Growth                       The AIM Family of Funds--Registered
AIM Small Cap Growth(1)                          AIM Japan Growth                    Trademark-- is distributed nationwide, and
AIM Aggressive Growth                            AIM International Emerging Growth   AIM today is the eighth-largest mutual fund
AIM Mid Cap Growth                               AIM European Development            complex in the United States in assets under
AIM Small Cap Equity                             AIM Euroland Growth                 management, according to Strategic Insight,
AIM Capital Development                          AIM Global Aggressive Growth        an independent mutual fund monitor.
AIM Constellation                                AIM International Equity               AIM is a subsidiary of AMVESCAP PLC, one of
AIM Dent Demographic Trends                      AIM Advisor International Value     the world's largest independent financial
AIM Select Growth                                AIM Worldwide Spectrum              services companies with $370 billion in
AIM Large Cap Growth                             AIM Global Trends                   assets under management as of March 31, 2001.
AIM Weingarten                                   AIM Global Growth
AIM Mid Cap Equity
AIM Value II                                            MORE CONSERVATIVE
AIM Charter
AIM Value                                             SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                                         MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                                      AIM New Technology
AIM Advisor Flex                                  AIM Global Telecommunications and Technology
                                                  AIM Global Infrastructure
      MORE CONSERVATIVE                           AIM Global Resources
                                                  AIM Global Financial Services
                                                  AIM Global Health Care
                                                  AIM Global Consumer Products and Services
                                                  AIM Advisor Real Estate
                                                  AIM Global Utilities

                                                         MORE CONSERVATIVE


                               FIXED-INCOME FUNDS

    TAXABLE FIXED-INCOME FUNDS                 TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                            MORE AGGRESSIVE

 AIM Strategic Income                       AIM High Income Municipal
 AIM High Yield II                          AIM Tax-Exempt Bond of Connecticut
 AIM High Yield                             AIM Municipal Bond
 AIM Income                                 AIM Tax-Free Intermediate
 AIM Global Income                          AIM Tax-Exempt Cash
 AIM Floating Rate
 AIM Intermediate Government                     MORE CONSERVATIVE
 AIM Limited Maturity Treasury
 AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       GFS-SAR-1


A I M Distributors, Inc.